FORWARD-LOOKING STATEMENT

Certain matters discussed in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such matters involve risk and uncertainty, and there can be no assurance that the results described in such forward-looking statements will be realized. For example, discussions regarding the size and number of commercial buildings, residential units, development timetables, development approvals and the ability to obtain approvals, anticipated price ranges of developments, the number of units that can be supported upon full build-out of development, the number and price of anticipated land sales, and the absorption rate and expected gain on land sales are forward-looking statements. Such statements are based on current expectations and are subject to certain risks. In addition, the occurrence or non-occurrence of the recapitalization, the exchange and the spin-off of the company's interest in Florida East Coast Industries, Inc. (FLA) depends on the satisfaction of a number of conditions among which are St. Joe's receipt of an Internal Revenue Service ruling concerning the tax-free status of the spin-off. The anticipated benefits of the recapitalization, the exchange and the spin-off may be affected by (1) general economic conditions; (2) economic developments that have a particularly adverse effect on St. Joe or FLA and; (3) conditions in the securities markets on which St. Joe's and FLA's securities trade. Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, the company's actual performance may differ materially from that indicated or suggested by any forward-looking statement contained herein. Additional risk factors that may cause actual results to differ materially from those expressed in forward-looking statements contained in the presentation are described in various documents filed by the company with the U.S. Securities and Exchange Commission, including the company's Annual Report on Form 10-K for the year ended December 31, 1999.

                                 For 60 years,
                       The St. Joe Company bought land.

                           For the past three years,
                     we have been working to increase its
                                    VALUE.

                                Today, St. Joe
                      represents one of the most exciting
                           investment opportunities
                        in the real estate industry...


                            or any other industry.

                                  It's about
                               scarcity, demand,
                              and value creation.

SCARCITY


-        80 percent of Floridians live within 10 miles of the coast.

-        A significant portion of that land is already developed.


                                     [MAP]


(Source: Florida Trend; BEBR, Univ. of Florida; ESRI; United States Government; State of Florida; U.S. Census Bureau)

SCARCITY


                                    [GRAPH]

                     -- Beachfront -- Near-Coast Waterfront


(Source: Real Estate Information Services; Permar & Ravenal, Inc. May 2000; beachfront average for Naples, Kiawah, Sea Pines, Rosemary Beach and Destiny. Near beach waterfront average is for Kiawah.)

DEMAND


                           72,000,000 Baby Boomers:
                              many in transition
                               and on the move.

DEMAND


                            Over the next 10 years
                       more Boomers will move to Florida
                             than any other state


                         creating unprecedented demand.


(Source: U.S. Census Bureau; BEBR, University of Florida; Rosen Consulting)

DEMAND


                  In the first decade of the new millennium,
                       almost 10 percent of U.S. growth
                              will be in Florida.


(Source: U.S. Census Bureau; BEBR, University of Florida; Rosen Consulting)

ST. JOE HAS LAND


St. Joe owns over 1,000,000 acres


         -        50,000 coastal acres

         -        39 miles of coastline

         -        5 miles of white-sand beaches

         -        256 miles of near-coast waterfront

         -        Hundreds of thousands of outdoor recreation acres

         -        Estimated cost per acre: $100


St. Joe has a significant portion of coastal Florida left to develop.

ST. JOE HAS THE SKILL


                      St. Joe has the place-making skills
                             that create value and
                              push value inland.

ST. JOE IS CREATING INVENTORY


                             11,000 housing units
                           with complete regulatory
                              approvals in hand.


                             And much more coming.


(A 10-Year inventory depending on absorption rate.)

ST. JOE KNOWS THE MARKET


                           St. Joe participates in a
                        Florida real estate transaction
                                every 5 minutes
                             of every working day.


(on average)

OPPORTUNITY


                         Scarcity, demand and St. Joe


                                have converged
                          to create a new opportunity
                         in Florida's Great Northwest.

OPPORTUNITY


                          It's a brand new Florida...


                           And every part of St. Joe
                            is working to turn that
                           opportunity into reality.

                                    [PHOTO]


                                    [TREND]

BABY BOOMER DEMAND


                             A great migration of
                               people and wealth
                                 is underway.

BABY BOOMER DEMAND


Historically, the median age of second home buyers is 43 and their spending power peaks at age 46.


                                    [GRAPH]


(Source: H.S. Dent Foundation; Roper Starch Worldwide; The Wall Street Journal, May 9, 2000)

BABY BOOMER DEMAND


4.7 million people turn 40 this year - more than at any time in history with new records coming year after year...





              (in millions)

1975              23

2000              42.6

2005              44.9


                      - Total Number of Forty-Somethings


(Source:  US News & World Report, H.S. Dent Foundation)

BABY BOOMER DEMAND


This massive Baby Boomer generation -- currently people between the ages of 36 and 54 -- is driving demand and prices for vacations and second homes to new heights.


                                    [GRAPH]


                      NUMBER OF PEOPLE REACHING AGE OF 54


(Source: H.S. Dent Foundation; The Wall Street Journal, May 9, 2000)

BABY BOOMER DEMAND


Real estate buyers are usually visitors first.


                                    [GRAPH]


                 DOMESTIC AND INTERNATIONAL VISITORS TO FLORIDA


(Source: Rosen Consulting)

BABY BOOMER DEMAND


Florida continues to attract more Baby Boomers than any other state, keeping population growth well above the national average.


                             [GRAPH]


                   POPULATION GROWTH INDEX - FLORIDA VS. U.S.


(Source: U.S. Census, Rosen Consulting)

BABY BOOMER DEMAND


550 come to Florida every day, and they are buying homes.


                                    [GRAPH]


                     Existing Home Sales - Florida vs. U.S.


(Source: Florida Trend, Rosen Consulting, data Includes Single Family, Apt. Condos, and Co-ops)

BABY BOOMER DEMAND


Florida ranks first over California and Texas in new homes.


                           1999 RESIDENTIAL PERMITS

Rank              State                               Nov - 99
1.                FLORIDA                             143,800
2.                Texas                               134,611
3.                California                          122,958
4.                Georgia                              83,692
5.                North Carolina                       78,884
6.                Arizona                              58,917
7.                Ohio                                 52,691
8.                Michigan                             49,599
9.                Illinois                             49,430
10.               Virginia                             49,060


(Source:  Rosen Consulting)

BABY BOOMER DEMAND


They are coming younger, healthier and wealthier.


                                    [GRAPH]


                 Existing Median Home Price - Florida vs. U.S.


(Source:  Rosen Consulting)

BABY BOOMER DEMAND


Florida's population growth is translating into new jobs and demand for new places to work.


                                    [GRAPH]


                   Employment Growth Index - Florida vs. U.S.


(Source: Bureau of Labor Statistics)

BABY BOOMER DEMAND


Florida's economic growth is diverse and broad-based.


RANK     METROPOLITAN AREA DEC. 1999        LAST 3 MONTHS (ANNUALIZED)
1.       Las Vegas, NV              6.3%             6.2%
2.       Atlanta, GA                5.5%             8.3%
3.       Tucson, AZ                 5.4%             6.2%
4.       TAMPA, FL                  5.4%             6.2%
5.       WEST PALM BEACH, FL        5.3%             2.7%
6.       Austin, TX                 5.1%             6.5%
7.       Charleston, SC             5.0%             3.6%
8.       ORLANDO, FL                4.5%             4.9%
9.       SARASOTA, FL               4.1%             2.8%
10.      Fort-Worth, TX             4.1%             3.6%
11.      Columbia, SC               3.7%             1.1%
12.      Riverside, CA              3.7%             3.5%
13.      Richmond, VA               3.5%             3.9%
14.      Dallas, TX                 3.4%             2.8%
15.      JACKSONVILLE, FL           3.4%             2.9%


         MSA EMPLOYMENT GROWTH - 5 OF THE TOP 15 SMSA'S ARE IN FLORIDA
                  RANKED BY YEAR OVER YEAR PERCENTAGE GROWTH


(Source: Rosen Consulting)

                                    [PHOTO]


                                    [LAND]

LARGE-SCALE DEVELOPMENT OPPORTUNITIES


                                     [MAP]


MOST OF THAT IS OWNED BY ST. JOE.


ST. JOE ALSO OWNS HUNDREDS OF THOUSANDS OF ACRES OUTSIDE THIS COASTAL ZONE SUITABLE FOR OUTDOOR RECREATION AND TIMBER.


(Source: ESRI, Florida Natural Areas Inventory, Florida Trend, Rosen Consulting)

                                     [MAP]


The size of the St. Joe's land holdings is approximately the same as the developed area from:


-        Ft. Pierce to Coral Cables


-        the size of Long Island, New York

LARGE SCALE DEVELOPMENT OPPORTUNITY


                      St. Joe owns a significant portion
                          of the remaining developable
                           coastal lands in Florida.

                             THE FT. MYERS MODEL:


                         FOR GROWTH IN FLORIDA'S GREAT
                                   NORTHWEST

THE FT. MYERS MODEL


In the late 1970's, Ft. Myers and Southwest Florida were sleepy and remote.


                                    [PHOTO]


                        (Source:  Fishkind & Associates)

THE FT. MYERS MODEL


After the construction of Interstate 75 and the Southwest Florida Regional Jetport, the Ft. Myers MSA grew at an astonishing rate.


                                  Welcome to
                                  Fort Myers
                                    Florida

                       "There's only one Fort Myers and
                  90 million people are going to find it out"
                      Thomas Alva Edison, March 25, 1914


                                    [PHOTO]


(Source: EDAW)

THE FT. MYERS MODEL


The Ft. Myers economy doubled in size, then doubled again... and keeps on growing.


                              Real Taxable Sales


                                    [GRAPH]


(Source: EDAW; BEBR, University of Florida, data in millions of 1992 dollars; Florida Department of Revenue)

THE FT. MYERS MODEL


Population growth in Ft. Myers far outpaced the state and nation.


Permanent Population Growth


         [GRAPH]


Permanent Households


        [GRAPH]



(Source: EDAW; BEBR, University of Florida; Bureau of Economic Analysis, U.S. Department of Commerce)

THE FT. MYERS MODEL


Southwest Florida Regional Jetport became the nation's fastest growing airport.


                               Total Enplanements


                                    [GRAPH]


10 year projections for Southwest Regional Jetport were met in under 3 years.


(Source: Lee County Port Authority)

THE FT. MYERS MODEL


Today, Northwest Florida and Panama City are better positioned for growth than Fort Myers was in 1975.


         -        Population

         -        Demographics

         -        Economic base


Panama City - Ft. Myers

THE FT. MYERS MODEL


Panama City is much closer to feeder markets.


                                     [MAP]


(Source: EDAW, Fishkind Associates)

THE FT. MYERS MODEL


The number of people and households in Panama City today is equivalent to those in Ft. Myers 1975.


                                    [CHART]


(Source: EDAW; Fishkind & Associates; BEBR, University of Florida - Northwest Florida Fort Myers MSA)

THE FT. MYERS MODEL


COMPARED WITH FT. MYERS 1975, PANAMA CITY'S POPULATION TODAY IS MORE CONCENTRATED IN THEIR PRIME ECONOMIC YEARS.

PANAMA CITY 2000 TODAY HAS LARGER SERVICE SECTOR THAN FORT MYERS 1975.


                    Percent of Population 20-55 Years of Age


                                    [CHART]


(Source: EDAW; Fishkind & Associates; BEBR, University of Florida - Northwest Florida Fort Myers MSA)

THE FT. MYERS MODEL


THE AVERAGE PANAMA CITY 2000 RESIDENT EARNS 33 PERCENT MORE TODAY (AFTER ADJUSTING FOR INFLATION) THAN HIS/HER COUNTERPART IN FT. MYERS 1975.

PANAMA CITY 2000 HAS A LARGER LABOR FORCE THAN FORT MYERS 1975.


                             Real Per Capita Income


                                    [CHART]


(Source: EDAW; Fishkind & Associates; BEBR, University of Florida, data in thousands of 1992 dollars - Northwest Florida Fort Myers MSA)

THE FT. MYERS MODEL

Infrastructure improvements helped fuel Ft. Myers growth.

         - After 1975, the expansion of Ft. Myers airport, the extension of I-75, and the creation of health care, tourism, and other amenities improved the economic vibrancy of the SW Florida area.

                                Total Passengers


                                    [CHART]


(Source: Federal Aviation Administration)

THE FT. MYERS MODEL


                  ENTER ST. JOE AND FLORIDA'S GREAT NORTHWEST


                                    [PHOTO]

                                    [PHOTO]


                                    [PLACE]

PLACE-MAKING


                            People have demonstrated
                             a willingness to pay a
                            premium for true places.

PLACE-MAKING


Place-making creates value.


         -        True places are unique.

         -        True places have own personality, character and feel.

         -        True places can't be recreated anywhere else.

FLORIDA'S GREAT NORTHWEST


The region has critical mass in place.


                                    [PHOTO]


         -        Population of 600,000

         -        9 million visitor nights annually

         -        3 airports with commercial airline service

         -        Interstate Highway I-10

         -        Broadband backbone

         -        World class water and outdoor recreation


                Some of the most beautiful beaches on the planet

ST. JOE'S GREAT NORTHWEST


                                    [PHOTO]


         -        1,000,000 acres

         -        39 miles of Gulf of Mexico coast

         -        256 miles of waterfront

FLORIDA'S GREAT NORTHWEST

         Economic development creates new demand for commercial and residential development


                    New Jobs = St. Joe project opportunities

INFRASTRUCTURE IMPROVEMENTS FUEL GROWTH


                                    [PHOTO]


         - Proposed highway system to link region with proposed Panama City airport and markets in other parts of the country

         -        Infrastructure enhances value of land holdings:

                  -        Airports

                  -        Highways

                  -        Healthcare

                  -        Education


(St. Joe Proposal)

FLORIDA'S GREAT NORTHWEST


         - Proposed Northwest Florida Regional Jetport is the centerpiece of economic and infrastructure development.


                                     [MAP]


(St. Joe Proposal)

                                    [PHOTO]


                                    [ACTION]

FLORIDA'S GREAT NORTHWEST


                                  THE RETREAT


                                     [MAP]


-        COST TO DEVELOP APPROXIMATELY $9 MILLION

-        REVENUE UPON COMPLETION APPROXIMATELY $38 MILLION

-        PROVIDED EARLY INDICATION OF:

         -        VALUE OF LAND

         -        VALUE CREATION POTENTIAL


THE RETREAT

FLORIDA'S GREAT NORTHWEST


                                  THE RETREAT


                                    [PHOTO]


-        THE RETREAT PROVIDES A HINT OF THE VALUE POTENTIAL IN FLORIDA'S GREAT
         NORTHWEST.


THE RETREAT

FLORIDA'S GREAT NORTHWEST


                                  WATER-COLOR
                      A Southern Costal Landscape, FLORIDA


                                    [PHOTO]


-        IF THE RETREAT PROVIDED THE APPETIZER . . .

-        WATERCOLOR IS THE ENTREE

-        APPROVALS IN PLACE FOR ALL RESIDENTIAL DEVELOPMENT

-        LOT SALES BEGAN 2Q 2000

-        EARNINGS START NOW


WATERCOLOR

FLORIDA'S GREAT NORTHWEST


                                  WATER-COLOR
                      A Southern Costal Landscape, FLORIDA


                                    [PHOTO]


-        499-ACRE RESORT COMMUNITY WITH WATERCOLOR INN

-        1,100 HOMES

- BEACH CLUB, BOATHOUSE, AQUATIC CENTER, TENNIS, FITNESS FACILITY, OPEN AREAS AND PARKS


WATERCOLOR

FLORIDA'S GREAT NORTHWEST


                                  WATER-COLOR
                     A Southern Coastal Landscape, FLORIDA


                                     [MAP]


-        FIRST PHASE: 212 RESIDENCES AND 20,000 SQUARE FEET OF COMMERCIAL SPACE

-        FIRST RELEASE: 24 LOTS AND 4 TOWN CENTER RESIDENCES CONTRACTED

-        FIRST DAY OF SALES: DEPOSITS FOR UNITS WORTH $8.6 MILLION


WATERCOLOR

PLACE-MAKING


                                    SEASIDE


                                    [PHOTO]


                                    [PHOTO]


- SEASIDE, THE 80-ACRE BUILT-OUT COMMUNITY ADJACENT TO WATERCOLOR, PROVIDES A FOUNDATION FOR VALUE CREATION

-        NICE

-        EXPENSIVE

-        DONE

-        WATERCOLOR'S 499 ACRES WRAPS AROUND SEASIDE


SEASIDE

PLACE-MAKING


                                WATER-COLOR INN
          Central Retreat with a Southern Accent WATER-COLOR, FLORIDA


                                    [PHOTO]


-        INTEGRATED INTO WATERCOLOR

-        SMALL, UPSCALE LUXURY HOTEL

-        LOCATED ON SOME OF THE MOST BEAUTIFUL BEACHES IN THE WORLD

-        CONSTRUCTION STARTS SCHEDULED FOR SUMMER 2000; EXPECTED COMPLETION
         SUMMER 2001


WATERCOLOR INN

PLACE-MAKING


                                   WATERSOUND


                                    [PHOTO]


-        BEACH AND LAKEFRONT CONDOS

-        DESIGNED BY RENOWNED ARCHITECT GRAHAM GUND

-        TOM FAZIO CHAMPIONSHIP GOLF COURSE

-        SALES EXPECTED 4Q 2000


WATERSOUND

PLACE-MAKING


                                   WATERSOUND


                                    [PHOTO]


-        325-ACRE RESIDENTIAL AND RESORT COMMUNITY

-        LUXURY BEACH AND LAKEFRONT CONDOS NOW

-        LATER, SINGLE-FAMILY COTTAGES; COMPLEMENTS WATERCOLOR


WATERSOUND

PLACE-MAKING


                                   PIER PARK


                                    [PHOTO]


-        BEACHFRONT RETAIL, DINING AND ENTERTAINMENT MASTER-PLANNED DEVELOPMENT

-        OVER 7 MILLION ANNUAL VISITOR NIGHTS

-        PHASE ONE PROJECTED TO OPEN IN 2001


PANAMA CITY BEACH

PLACE-MAKING


                                   SOUTHWOOD
                              AN ARVIDA COMMUNITY


                                    [PHOTO]


-        TALLAHASSEE, FLORIDA

-        LAND FOR 4,250 HOMES ON 3,186 ACRES

-        COMMERCIAL AND RETAIL SPACE


TALLAHASSEE

GREAT NORTHWEST OPPORTUNITIES


Additional beachfront and near-beach opportunities coming in 2003 and beyond:

         -        Mexico Beach

         -        St. Joe Beach

         -        SummerCamp

         -        Lake Powell

         -        Commercial and industrial region-wide

MORE FLORIDA OPPORTUNITIES


                                   RIVER TOWN
                             FLORIDA - Founded 1999


                                    [PHOTO]


-        PLANNED FOR 7,000 HOMES ON 4,300 ACRES

-        SOUTH OF JACKSONVILLE IN PATH OF GROWTH

-        4 MILES OF RIVERFRONT ALONG THE MOST BEAUTIFUL PARTS OF THE RIVER

-        23 RIVERFRONT LOTS FOR SALE THIS YEAR


ST. JOHNS COUNTY

MORE FLORIDA OPPORTUNITIES

                                HomeSide Lending


                                    [PHOTO]


-        QUICK TURNAROUND: 14 MONTHS FROM DESIGN TO COMPLETION TO SALE

-        3-STORY, 140,000 SF CLASS-A, SUBURBAN OFFICE BUILDING


JACKSONVILLE

MORE FLORIDA OPPORTUNITIES


                                 VICTORIA PARK


                                    [PHOTO]


-        LOCATED NEAR ORLANDO

-        1,859-ACRE MIXED-USE PLANNED COMMUNITY

-        4,200 SINGLE-FAMILY HOMES

-        CHAMPIONSHIP GOLF COURSE


DE LAND

MORE FLORIDA OPPORTUNITIES

                                    N C C I


-        3-STORY, 310,000 SF CLASS-A, SUBURBAN OFFICE BUILDING

-        SALE EXPECTED 4Q 2000/1Q 2001


BOCA RATON

MORE FLORIDA OPPORTUNITIES


                                  355 ALHAMBRA


                                    [PHOTO]


-        PREMIER 1.2-ACRE SITE IN CORAL GABLES

-        SALE PLANNED AFTER LEASE-UP

-        16-STORY, 224,000 SF CLASS-A OFFICE TOWER


CORAL GABLES

                                    [PHOTO]


                                 [MORE ACTION]

OPPORTUNITIES


                                     [MAP]


SCARCITY, DEMAND AND ST. JOE HAVE CONVERGED TO CREATE A NEW OPPORTUNITY IN FLORIDA'S GREAT NORTHWEST.


ST. JOE OWNS A SIGNIFICANT PORTION OF THE REMAINING DEVELOPABLE COASTAL LANDS IN FLORIDA.


AND EVERY PART OF ST. JOE IS WORKING TO TURN THAT OPPORTUNITY INTO REALITY.


(Source: ESRI, Florida Natural Areas Inventory, Florida Trend, Rosen Consulting)

EXECUTING OUR STRATEGY


                                    [PHOTO]


                                    [PHOTO]


-        Real estate development focus
         -        Arvida
                  -        Arvida Realty Services
         -        St. Joe Commercial
                  -        Advantis
         -        St. Joe Hospitality Development

-        St. Joe then and now

-        Virtually complete disposition and transfer of Storehouse

-        Value transformation, creation and realization of:
         -        Timberland
         -        Conservation Land
         -        St. Joe Land

-        Summary of early results

                             ST. JOE THEN AND NOW:
                    PROGRESS AND TRANSFORMATION IN ONE YEAR

ST. JOE - THEN


                                    [PHOTO]


1998 Annual Report Message:
"Two St. Joe's"

         -        Real Estate Operating Company

         -        Storehouse of Value Businesses

ST. JOE - THEN


Strategic issues from the Storehouse assets:

         -        Complex business mix

         -        Difficult to understand

         -        Need to realize "locked up" asset values

         -        Need to rationalize capital and ownership structure

PROGRESS SINCE THEN


Monetizing the Storehouse


         -        Sugar - Sold in 1999 for $153 million

         -        Timber - Sold 13,275 acre Sumatra tract in July 1999 for
                  $743 per acre

         -        Equity Securities - forward sale 4Q 1999

         -        Launched FLA spin-off in 4Q 1999


                                    [PHOTO]

ST. JOE - THEN


                                    [PHOTO]


                                    [PHOTO]


Monetizing the Storehouse


         -        1999: Florida East Coast Industries

                  -        New management

                  -        Improved operations and earnings

                  -        Launched EPIK Communications

                  -        Improved real estate portfolio

                  -        Initiated spin-off

                  - Improved share price ($21.61 on 1/1/97 to $48.25 on 5/12/00)

                  - Excited by the prospects Bob Anestis' team bring to FLA


(* 1/1/97 stock prices are adjusted for splits in 1998.)

ST. JOE - NOW


                                    [PHOTO]


Annual report today:
"Say goodbye to the `Storehouse of Value' businesses."

         -        Real Estate Operating Company

         -        Sharply improving profitability and prospects

         - Formed St. Joe Land Company in conjunction with land and timber management strategy to transform, create and realize value

MAXIMIZING VALUE OF NON-COASTAL TIMBERLANDS


St. Joe Timberland
-    Management of timberlands and
     production of forest products


St. Joe Land
-   Larger parcels for outdoor recreation, commercial and other uses
-   Conservation Lands


                           One Integrated Strategy:

                        To manage all lands for improved
                            timber income and higher
                          St. Joe Land Company value.

                      ST. JOE NON-COASTAL TIMBER HOLDINGS


                 Northwest Florida St. Joe Land Classification
                                   185 Miles


                                     [MAP]


Total of 914,409 acres

-        Major efforts underway to reallocate to highest and best use.


(Classifications may change)

                      LAND HOLDINGS - STRATEGY EVOLUTION


Pre - 1997


Managed all land for timber


         -        Principally to supply pulp to the Port St. Joe paper mill

         -        The Port St. Joe mill was sold in 1996 for $323 million


                                    [PHOTO]

                      LAND HOLDINGS - STRATEGY EVOLUTION


Pre - 1997


Closure of the Port St. Joe mill was good for St. Joe shareholders


         -        Even though it depressed earnings and timber prices in 1999
                  -        Those earnings are behind us

         -        It saved production during a pricing low point

         -        It helped our forest age and grow toward higher product value

         -        It removed a horrible smell from our beaches

                      LAND HOLDINGS - STRATEGY EVOLUTION


1997 to mid-1999


- Managed timberlands for periodic income and to increase value of planted timber

-        Prepared for bulk sales of timberlands


                                    [PHOTO]

                      LAND HOLDINGS - STRATEGY EVOLUTION


1997 to mid-1999


Value of timberlands for sale and periodic income impaired by:

      -     Worldwide decline of pulp prices

      -     Glut of timber for sale in Southeast

      -     1998 closure of Port St. Joe mill

            -     Eliminating 1.8 million tons of annual consumption
            - Creating huge local supply/demand imbalance for production and infrastructure

                        TIMBER - VALUE CREATION STRATEGY


                                    [PHOTO]


                                    [PHOTO]


-     Increase local demand for timber

-     Improve timber product mix

-     Prepare land, wherever possible, for higher and better uses

-     Manage all St. Joe Land and Conservation Land as timber in the meantime

-     Opportunistically sell "timber forever" land

TIMBERLAND PROCESS


-     In 1999, St. Joe Timberland sold 1.0 million tons of timber

      -     Versus current forestland growth of 2 to 2.5 million tons

      -     Increasing to 3.5 to 4.0 million tons by 2004

-     St. Joe Timberland Company

      -     The 8 percent to 10 percent solution


                                    [PHOTO]

TIMBERLAND PROCESS


                                    [PHOTO]


                                    [PHOTO]


Increase local demand for timber


-     Major forest products company purchased tract in St. Joe timber holdings
      -     New OSB mill site
      -     Opening expected late 2002
      -     Consumption projected at 900,000 tons per year
            -     St. Joe contracted to supply 450,000 tons
            -     Expected to supply total of 600,000 tons

-     Smurfitt Panama City Mill
      -     Proposed multi-year contract to deliver 750,000 tons annually

TIMBERLAND PROCESS


Selling much less than producing, leads to:

-     Higher priced product

-     Aging of crop

-     Growth rate increase

-     Increased value of land for ultimate sale


                              PINE PRICES PER TON
                               FIRST QUARTER 2000


                           Pulpwood        $10.53

                           Chip-n-Saw      $31.45

                           Saw Timber      $45.16

                           Plylogs         $48.85

                           Poles           $66.80


(Source: Timber Mart South, Per Ton, Florida, Zone Two Average Price)

                       LAND HOLDINGS - STRATEGY EVOLUTION


Mid - 1999 to early 2000


      -     Evolution continues

      - Identified approximately 100,000 acres as conservation land for sale to states of Florida and Georgia over the next several years


                                    [PHOTO]

                          CONSERVATION LANDS PROGRESS


- Hired respected Conservation Land expert from The Nature Conservancy to manage disposition of St. Joe's conservation land

- Florida's Document Stamp Tax has generated funds for the purchase of environmental land


                                    [PHOTO]

                          CONSERVATION LANDS PROGRESS


                                    [PHOTO]


                                    [PHOTO]


- Florida's Conservation and Recreational Land (CARL) list identifies priorities for purchase by the state

      -     St. Joe owns 10 of the top 50 parcels


-     Currently, St. Joe has nine sale projects underway

      -     88 thousand acres in various stages of preparation or negotiation
            -     Expect closings starting in the second half of 2000 and 2001

                         CONSERVATION LANDS PROSPECTS


                                    [PHOTO]


                                    [PHOTO]


- Expect sales at values that would generally exceed traditional timberland prices

-     Additional sales expected in 2001 and beyond

- The value of conservation land is enhanced by comps created by St. Joe Land Company and vice versa

- Additional potential parcels for conservation land use versus St. Joe Land being evaluated

                      LAND HOLDINGS - STRATEGY EVOLUTION


Mid - 1999 to early 2000


-     Established St. Joe Land Company

      -     Estimated 200,000 acres for St. Joe Land Company

      -     Sell at extra $1,000 per acre over timberland value

      -     Generate $4 million pretax income per quarter beginning 1Q 2000

                      LAND HOLDINGS - STRATEGY EVOLUTION


NOW


-     Continue to manage land as timberlands prior to sale

- Emphasize partnership between St. Joe Timberland, St. Joe Land and St. Joe Conservation Land to improve value of real estate

-     Achieve tax efficient disposition on all sales

-     New management for St. Joe Land

- As early sales accelerate, major formal process to expand St. Joe Land Company listings

THE ST. JOE LAND COMPANY


                                    [PHOTO]


                                    [PHOTO]


Strategic Principles

-     Maximize value

      -     Neighbors
      -     Secluded home-sites
      -     Ranches
      -     Quail plantations
      -     Fishing camps
      -     Commercial uses

-     Use St. Joe Timberland Company to enhance value of land for sale

- Create internal competition with St. Joe Conservation Land sales to engender highest value

- Create external competition and more buyers through division of major tracts

ST. JOE LAND PROCESS


      -     Working to increase St. Joe Land inventory of land:

            -     Valued

            -     Priced

            -     Listed

            -     For sale

            -     On St. Joe Land web site


                                    [PHOTO]

ST. JOE LAND PROCESS


- We are evaluating every sale over 40 acres in the past 5 years to guide pricing.


                                     [MAP]


GADSDEN COUNTY, FLORIDA

ST. JOE LAND PROCESS


Northwest Florida St. Joe Land Preliminary Classification

                                     [MAP]

                           Timberland - 418,211 acres
                              Land - 402,203 acres
                          Conservation - 93,995 acres

ST. JOE LAND PROCESS

THE CAPPS, FLORIDA TRACTS

-        DIVIDE FORMER
         TIMBERLAND TO SEEK
         HIGHEST USE


                    St. Joe Land Company Property Offerings
                                  Sale Tracts

                                     [MAP]

                                 CAPPS, FLORIDA

ST. JOE LAND PROCESS


                                     [MAP]


                    St. Joe Land Company Property Offerings
                                  Forest Type


                                 CAPPS, FLORIDA

ST. JOE LAND PROCESS

                                     [MAP]


                    St. Joe Land Company Property Offerings
                             Pine: Year Established


                                 CAPPS, FLORIDA

ST. JOE LAND PROCESS

Sale Tract      Acres
-----------------------
1                 4,036
2                 2,126
3                 1,446
4                 1,726
5                 2,007
6                 2,480
7                   745
8                 1,223
9                   154
10                  602
11                  166
12                1,367
13                3,584
14                4,536
15                5,289
16                  171
-----------------------
Total            31,657


                                     [MAP]


                                GEORGIA HOLDINGS


                              ALBANY UNIT, GEORGIA

ST. JOE LAND PROGRESS

-        4Q 1999 generated pretax gains of
         $3.1 million

-        1Q 2000 sales generated pretax
         gains of $17.9 million, including sale
         of 3,600 acres at $3,200 per acre to
         Ted Turner

-        Increase acreage for sale by St. Joe
         Land Company

ST. JOE LAND PROSPECTS


Key Objectives

-        300,000 - 500,000 acres to The St. Joe Land Company

-        Year-end 2000:  $100 million of product listed

-        Year-end 2001:  $200 million of product listed

                                      EARLY
                                     RESULTS

NET EBITDA PER SHARE


1Q 1999                           $0.32

2Q 1999                           $0.36

3Q 1999                           $0.41

4Q 1999                           $0.43

1Q 2000                           $0.49

                      NET EBITDA PER SHARE - ST. JOE ONLY


1Q 1999                           $0.11

2Q 1999                           $0.23

3Q 1999                           $0.27

4Q 1999                           $0.23

1Q 2000                           $0.34

NET EBITDA PER SHARE


                            (% Increase vs. 1Q 1999)


JOE CONSOLIDATED                   53%

JOE ONLY                          209%

                        NET EBITDA - JOE ONLY AS REPORTED


195% Increase

1Q 1997                           $ 9.9

1Q 2000                           $29.2

                         NET EBITDA PER SHARE - JOE ONLY


                         Excludes Sugar & Transportation


313% INCREASE

1Q 1997                           $0.08

1Q 2000                           $0.33

YEAR 2000 EBITDA GUIDANCE


St. Joe Only Results

    -    Full Year 1999 at $0.84 per share


St. Joe Only Guidance

    -    February 2000

         -  Increase of 15 to 25 percent or
            $0.97 to $1.05 per share

    -    April 2000

         -  Increase of 30 to 50 percent or
            $1.09 to $1.26 per share

STOCK REPURCHASE


                         Total Stock Repurchase Program
                              through March 31, 2000


                                        SHARES       AVERAGE PRICE   TOTAL COST
AUTHORIZATION                          PURCHASED       PER SHARE    (IN MILLIONS)
-------------                          ---------     -------------  -------------

AUTHORIZATION 1                        6,485,311        $ 23.13        $ 150.0

AUTHORIZATION 2                          417,255        $ 27.15        $  11.3

TOTAL                                  6,902,566        $ 23.37        $ 161.3


STOCK BUYBACK
-     First program - $150 million starts 2Q 1998
-     Finishes 1Q 2000
-     Second program - $150 million starts 1Q 2000

PLANS

-     Modest progress until spin
-     Funded by major asset disposition
-     More aggressive post-spin

YTD PRICE PERFORMANCE


                       JOE vs. Indices (through May 12th)


JOE                               23.1%

MS REIT                           12.3%

S&P 500                           -3.3%

DJIA                              -7.7%

RUSSELL 2000                      -2.7%

NASDAQ                           -13.3%

                                     [PHOTO]


                                      [NOW]